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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------


                                    Form 8-K

                                 CURRENT REPORT

                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 27, 1996

                                   EASCO, INC.
                                   -----------

             (Exact name of registrant as specified in its charter)

     Delaware                         0-25834                   94-3157362
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  (State or other                   (Commission                (IRS Employer
  jurisdiction of                    File No.)             Identification No.)
  incorporation)

                            c/o Easco, Inc.
                         706 South State Street
                           Girard, Ohio 44420
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                (Address of principal executive offices)

        Registrant's telephone number, including area code (330) 545-4311

   Former name or former address, if changed since last report: Not applicable


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Item 5.  Other Events.
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The company announced that it has appointed Norman E. Wells, Jr. as president and chief executive officer, Terry D. Smith as chief financial officer, Joseph
M. Byers as vice president - sales and marketing, and James R. McKeithan as vice president of manufacturing. Michael M. Hagerty has resigned from the board of directors.

The Company also announced separately that it expects to report a loss for the fourth quarter of 1996, including special charges associated with incentive compensation and severance payments.

Item 7(c).  Exhibits.
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99.1 Press releases, dated November 27, 1996, of Easco, Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EASCO, INC.

November 27, 1996                       /s/ Norman E. Wells, Jr.
                                        ------------------------
                                        Norman E. Wells, Jr.
                                        President and Chief
                                        Executive Officer